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DEAR SHAREHOLDER,

An error appears in a table in the April 30, 2000, semiannual report and the October 31, 2000, annual report for AIM Global Aggressive Growth Fund. On page 15 under Financial Highlights, the total return for the fund's Class A shares for the year ended October 31, 1998, should have been reported as -8.16%. We regret the error, which was due to a proof reading mistake.